Provisions (Tables)	12 Months Ended
Jun. 30, 2018
Provisions [abstract]
Schedule of provisions

The following table shows the movements in the Group's provisions categorized by type:

	Legal claims (i)	Investments in associates and joint ventures (ii)	Site dismantling and remediation (iii)	Onerous contracts (iv)	Other provisions (v)	Total
As of June 30, 2016	704	47	114	296	427	1,588
Additions	259	105	-	20	131	515
Unused amounts reversed	(269)	(79)	-	(135)	(68)	(551)
Share of loss in associates and joint ventures	-	(3)	-	-	-	(3)
Liabilities incorporated by business combination (Note 4)	2	-	-	-		2
Currency translation adjustment	141	2	26	39	90	298
As of June 30, 2017	837	72	140	220	580	1,849
Additions	311	2,380	10	5	-	2,706
Recoveries	(299)	-	(48)	(123)	48	(422)
Deconsolidation (see Note 4.(l))	(273)	-	-	(174)	-	(447)
Liabilities incorporated by business combination (Note 4)	10	-	-	-	-	10
Currency translation adjustment	466	-	61	73	330	930
As of June 30, 2018	1,052	2,452	163	1	958	4,626

	06.30.18	06.30.17
Non-current	3,567	955
Current	1,059	894
Total	4,626	1,849

(i)

Additions and recoveries are included in "Other operating results, net"

(ii)

Corresponds to the equity interest in New Lipstick with negative equity. Additions and recoveries are included in "Share of profit / (loss) of associates and joint ventures".

(iii)

The Group’s companies are required to recognize certain costs related to the dismantling of assets and remediation of sites from the places where such assets are located. The calculation of such expenses is based on the dismantling value for the current year, taking into consideration the best estimate of future changes in prices, inflation, etc. and such costs are capitalized at a risk-free interest rate. Volume projections for retired or built assets are recast based on expected changes from technological rulings and requirements

(iv)

 Provisions for other contractual obligations include a series of obligations resulting from a contractual liability or law, regarding which there is a high degree of uncertainty as to the terms and the necessary amounts to discharge such liability.

(v)

In November 2009, PBC’s Audit Committee and Board of Directors approved the agreement with Rock Real whereby the latter would look for and propose to PBC the acquisition of commercial properties outside Israel, in addition to assisting in the negotiations and management of such properties. In return, Rock Real would receive 12% of the net income generated by the acquired property. Pursuant to amendment 16 of the Israel Commercial Act 5759-1999, the agreement must be ratified by the Audit Committee before the third year after the effective date; otherwise, it expires. The agreement has not been ratified by the audit committee within such three-year term, so in January 2017 PBC issued a statement that hinted at the expiration of the agreement and informed that it would begin negotiations to reduce the debt that currently amounts to NIS 106 (equivalent to Ps. 836 of these Consolidated Financial Statements). The parties have appointed an arbitrator that should render a decision on the dispute. The remaining corresponds to provisions related to investment properties.